                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]
--------------------------------------------------------------------------------

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Under Rule 14a-12
[ ]   Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

                         INSIGNIA FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]    No fee required.
[ ]   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)     Amount previously paid:

       2)     Form, Schedule or Registration Statement No.:

       3)     Filing Party:

       4)     Date Filed:

[INSIGNIA LOGO]

15 SOUTH MAIN STREET
Suite 900
Greenville, SC 29601

================================================================================

M E M O R A N D U M

To:      Participants in the 1998 Employee Stock Purchase Plan

From:    Yvonne Owens

Date:    May 1, 2003

Re:      Impact of Proposed Merger on the 1998 Employee Stock Purchase Plan


         As you are aware by now, Insignia Financial Group, Inc. ("Insignia") has agreed to merge with a wholly-owned subsidiary of CB Richard Ellis Services, Inc. (the "Merger"). In connection with the Merger, the Board of Directors of Insignia will terminate the 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") effective upon the date of consummation of the Merger, which currently is expected to occur in June 2003 (such date, the "Merger Effective Date"). As a result, subsequent to the Merger Effective Date, no further payroll deductions will be credited to your account and no further purchases will be made under the Stock Purchase Plan.

         The purpose of this memorandum is to notify you that, with respect to the offering period that commenced on April 1, 2003, the last business day prior to the Merger Effective Date will be treated as the last day of such offering period (the "Final Purchase Date"). Payroll deductions credited to your account as of the Final Purchase Date will be used to purchase shares of Insignia common stock, which will be immediately cancelled and converted into the right to receive the common merger consideration in the Merger (generally $11.00 per share of Insignia common stock). In addition, under certain circumstances, the holders of shares of Insignia common stock may receive up to an additional $1.00 per share in cash in the Merger if Insignia sells any of its assets involved in its real estate investment activities and receives the net proceeds of the sale at or prior to the Merger Effective Date. As of the date of this memorandum, Insignia has not sold any of these assets or entered into any definitive agreement to sell any of these assets and you should not assume that Insignia will be able to sell any of these assets prior to the Merger Effective Date.

         If you do not wish for shares to be purchased on your behalf on the Final Purchase Date, you have the option to withdraw from the Stock Purchase Plan, provided you do so prior to June 1, 2003, by completing the appropriate form and sending it to the Benefits Service Center. If you elect to withdraw from the present offering under the Stock Purchase Plan, your payroll deductions contributed since the last purchase date will be returned to you without interest.

         If the Merger is not consummated for any reason whatsoever by July 14, 2003, then the Plan will continue to operate in accordance with its terms and the provisions of this memorandum will be null and void.

         Please call me at (864) 298-8499 if you have any questions.

                          *         *         *

         In connection with the Merger, Insignia has filed a preliminary proxy statement and will be filing other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

         Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, is set forth in the preliminary proxy statement filed by Insignia with the SEC.

                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933

[INSIGNIA LOGO]

15 SOUTH MAIN STREET
Suite 900
Greenville, SC 29601

================================================================================

M E M O R A N D U M

To:      Holders of Warrants to Acquire Common Stock of
         Insignia Financial Group, Inc.

From:    Yvonne Owens

Date:    May 1, 2003

Re:      Impact of Proposed Merger on Outstanding Warrants

         As you are aware by now, Insignia Financial Group, Inc. ("Insignia") has agreed to merge (the "Merger") with a wholly-owned subsidiary of CB Richard Ellis Services, Inc. ("CBRE"). In connection with the Merger, the Board of Directors of Insignia will terminate the outstanding warrants to purchase Insignia common stock (the "Warrants") effective upon the date of consummation of the Merger, which currently is expected to occur in June 2003 (such date, the "Merger Effective Date"). Each holder of shares of Insignia common stock generally will receive in the Merger $11.00 in cash for each such share. In addition, under certain circumstances, the holders of shares of Insignia common stock may receive up to an additional $1.00 per share in cash in the Merger if Insignia sells any of its assets involved in its real estate investment activities and receives the net proceeds of the sale at or prior to the Merger Effective Date. As of the date of this memorandum, Insignia has not sold any of these assets or entered into any definitive agreement to sell any of these assets and you should not assume that Insignia will be able to sell any of these assets prior to the Merger Effective Date.

         The purpose of this memorandum is to inform you that, if the Merger is consummated, Insignia and CBRE have agreed that each of your outstanding Warrants to acquire shares of Insignia common stock, whether vested or unvested, will be cancelled as of the Merger Effective Date and CBRE will pay you a lump sum amount equal to the "built-in gain" of the Warrants at that time, less applicable withholding. The "built-in gain" is, for each share of Insignia common stock subject to the Warrant, the excess, if any, between (1) the total amount that is paid by CBRE for a share of Insignia common stock in the Merger minus (2) the exercise price per share of Insignia common stock under the Warrant. Such payment will be made promptly after the Merger Effective Date. You will not receive any consideration for any option which has an exercise price per share of Insignia common stock that exceeds the common merger consideration.

         You should note, however, that there can be no assurance that the Merger will be consummated. If the Merger is not consummated for any reason whatsoever by July 14, 2003, then your Warrants will continue to remain outstanding and subject to the vesting schedule contained therein and the provisions of this memorandum will be null and void.

         Warrants, whether vested or unvested, will be exercisable in full for a period commencing on the date hereof and ending on the earlier of (i) the expiration of the stated term of the Warrant or (ii) the last business day immediately prior to the Merger Effective Date, subject to the consummation of the Merger. The exercise of any Warrant (or portion thereof) prior to the Merger that would have been unvested but for the provisions of this memorandum will not be given effect unless, and until immediately prior to the time, the Merger is consummated. If the Merger is consummated, shares of Insignia common stock that you acquire by the exercise of your outstanding Warrants will be cancelled and converted into the right to receive the common merger consideration or, if you have not exercised your outstanding Warrants, you will be entitled to receive the "built-in gain," subject to the terms of this memorandum. If the Merger is not consummated, Warrants (or portion thereof) you exercised that would have been unvested but for the provisions of this memorandum will be treated as having not been exercised and Insignia will return any money you paid to exercise the Warrant, without interest.

         At the request of CBRE, we would like you to acknowledge, confirm and consent to the cash payment for your Warants by signing this memorandum below on the line marked for your signature and returning the signed document to me prior to the Merger Effective Date either by mailing it to the address indicated above or faxing it to (864) 298-8489.

         If you do not sign and return this memorandum in accordance with the instructions set forth above or if you do not exercise your Warrants prior to the Merger Effective Date, then all of your Warrants will terminate on the Merger Effective Date, you will not receive the "built-in gain" related to your Warrants, and you will not be able to exercise your Warrants after the Merger Effective Date.

         Please call me at (864) 298-8499 if you have any questions.

                        *           *           *

         In connection with the Merger, Insignia has filed a preliminary proxy statement and will be filing other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

         Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, is set forth in the preliminary proxy statement filed by Insignia with the SEC.

ACKNOWLEDGED AND AGREED:


---------------------------------
Printed Name:

Date:
     ----------------------------

[INSIGNIA LOGO]

15 SOUTH MAIN STREET
Suite 900
Greenville, SC 29601

================================================================================

M E M O R A N D U M

To:      Holders of Stock Options to Acquire Common Stock of
         Insignia Financial Group, Inc.

From:    Yvonne Owens

Date:    May 1, 2003

Re:      Impact of Proposed Merger on Outstanding Stock Options

         As you are aware by now, Insignia Financial Group, Inc. ("Insignia") has agreed to merge (the "Merger") with a wholly-owned subsidiary of CB Richard Ellis Services, Inc. ("CBRE"), which currently is expected to occur in June 2003 (such date, the "Merger Effective Date"). Each holder of shares of Insignia common stock generally will receive in the Merger $11.00 in cash for each such share. In addition, under certain circumstances, the holders of shares of Insignia common stock may receive up to an additional $1.00 per share in cash in the Merger if Insignia sells any of its assets involved in its real estate investment activities and receives the net proceeds of the sale at or prior to the Merger Effective Date. As of the date of this memorandum, Insignia has not sold any of these assets or entered into any definitive agreement to sell any of these assets and you should not assume that Insignia will be able to sell any of these assets prior to the Merger Effective Date.

         The purpose of this memorandum is to inform you that, if the Merger is consummated, Insignia and CBRE have agreed that each of your outstanding stock options to acquire shares of Insignia common stock, whether vested or unvested, will be cancelled as of the Merger Effective Date and CBRE will pay you a lump sum amount equal to the "built-in gain" of the options at that time, less applicable withholding. The "built-in gain" is, for each share of Insignia common stock subject to the option, the excess, if any, between (1) the total amount that is paid by CBRE for a share of Insignia common stock in the Merger minus (2) the exercise price per share of Insignia common stock under the option. Such payment will be made promptly after the Merger Effective Date. You will not receive any consideration for any option which has an exercise price per share of Insignia common stock that exceeds the common merger consideration.

         You should note, however, that there can be no assurance that the Merger will be consummated. If the Merger is not consummated for any reason whatsoever by July 14, 2003, then your outstanding stock options will continue to remain outstanding and subject to the vesting schedule contained therein and the provisions of this memorandum will be null and void.

         For your convenience, attached to this letter is a list of each of your outstanding options to acquire Insignia common stock. At the request of CBRE, we would like you to acknowledge, confirm and consent to the cash payment for your Insignia stock options by signing the attachment to this memorandum on the line marked for your signature and returning the signed document to me prior to the Merger Effective Date either by mailing it to the address indicated above or faxing it to (864) 298-8489.

         In the event that the merger agreement is validly terminated as set forth therein, the provisions of this memorandum will be null and void and your consent will automatically terminate as of the date and time of such termination.

         Thank you for your prompt attention to this matter and your continuing efforts on behalf of Insignia.

         Please call me at (864) 298-8499 if you have any questions.

                           *          *          *

         In connection with the Merger, Insignia has filed a preliminary proxy statement and will be filing other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

         Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, is set forth in the preliminary proxy statement filed by Insignia with the SEC.

                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933

  GRANT DATE                 EXERCISE PRICE            SHARES SUBJECT TO OPTION


[[GrantDate1]]             [[ExercisePrice1]]                 [[Shares1]]

[[GrantDate2]]             [[ExercisePrice2]]                 [[Shares2]]



















My signature below indicates my agreement to accept a cash payment for each of the options to acquire Insignia common stock that are listed above, to the extent that they remain outstanding on the Merger Effective Date. I agree that the amount of the cash payment, for each share of Insignia common stock subject to such options, shall be equal to the excess, if any, between (1) the total amount that is paid by CBRE for a share of Insignia common stock in the Merger (presently $11.00) minus (2) the exercise price per share of Insignia common stock under each of such options. I understand and agree that in exchange for this cash payment, each of the options to acquire Insignia common stock that are listed above will be immediately cancelled and I will not be entitled to any additional or other benefits with respect to such options other than those described in the immediately preceding sentence.

I agree to accept the cash payment described above for each of the options to acquire Insignia common stock that are listed above in accordance with these terms:


--------------------                               ----------------------------
Date                                                         [[Name]]

[INSIGNIA LOGO]

15 SOUTH MAIN STREET
Suite 900
Greenville, SC 29601

================================================================================

M E M O R A N D U M

To:      Holders of Stock Options to Acquire Common Stock of
         Insignia Financial Group, Inc.

From:    Yvonne Owens

Date:    May 1, 2003

Re:      Impact of Proposed Merger on Outstanding Stock Options

         As you are aware by now, Insignia Financial Group, Inc. ("Insignia") has agreed to merge (the "Merger") with a wholly-owned subsidiary of CB Richard Ellis Services, Inc. ("CBRE"), which currently is expected to occur in June 2003 (such date, the "Merger Effective Date"). Each holder of shares of Insignia common stock generally will receive in the Merger $11.00 in cash for each such share. In addition, under certain circumstances, the holders of shares of Insignia common stock may receive up to an additional $1.00 per share in cash in the Merger if Insignia sells any of its assets involved in its real estate investment activities and receives the net proceeds of the sale at or prior to the Merger Effective Date. As of the date of this memorandum, Insignia has not sold any of these assets or entered into any definitive agreement to sell any of these assets and you should not assume that Insignia will be able to sell any of these assets prior to the Merger Effective Date.

         The purpose of this memorandum is to inform you that, if the Merger is consummated, Insignia and CBRE have agreed that each of your outstanding stock options to acquire shares of Insignia common stock, whether vested or unvested, will be cancelled as of the Merger Effective Date and CBRE will pay you a lump sum amount equal to the "built-in gain" of the options at that time, less applicable withholding. The "built-in gain" is, for each share of Insignia common stock subject to the option, the excess, if any, between (1) the total amount that is paid by CBRE for a share of Insignia common stock in the Merger minus (2) the exercise price per share of Insignia common stock under the option. Such payment will be made promptly after the Merger Effective Date. You will not receive any consideration for any option which has an exercise price per share of Insignia common stock that exceeds the common merger consideration.

         You should note, however, that there can be no assurance that the Merger will be consummated. If the Merger is not consummated for any reason whatsoever by July 14, 2003, then your outstanding stock options will continue to remain outstanding and subject to the vesting schedule contained therein and the provisions of this memorandum will be null and void.

         For your convenience, attached to this letter is a list of each of your outstanding options to acquire Insignia common stock. At the request of CBRE, we would like you to acknowledge, confirm and consent to the cash payment for your Insignia stock options by signing the attachment to this memorandum on the line marked for your signature and returning the signed document to me prior to the Merger Effective Date either by mailing it to the address indicated above or faxing it to (864) 298-8489.

         Stock options granted under Insignia's 1998 Stock Incentive Plan, whether vested or unvested, will be exercisable in full for a period commencing on the date hereof and ending on the earlier of (i) the expiration of the stated term of the stock option or (ii) the last business day immediately prior to the Merger Effective Date, subject to the consummation of the Merger. The exercise of any stock option (or portion thereof) prior to the Merger that would have been unvested but for the provisions of this memorandum will not be given effect unless, and until immediately prior to the time, the Merger is consummated. If the Merger is consummated, shares of Insignia common stock that you acquire by the exercise of your outstanding stock options will be cancelled and converted into the right to receive the common merger consideration or, if you have not exercised your outstanding stock options, you will be entitled to receive the "built-in gain," subject to the terms of this memorandum. If the Merger is not consummated, any stock option (or portion thereof) you exercised that would have been unvested but for the provisions of this memorandum will be treated as having not been exercised and Insignia will return any money you paid to exercise the option, without interest.

         If you do not sign and return the attachment to this letter in accordance with the instructions set forth above or if you do not exercise your options prior to the Merger Effective Date, then all of your options will terminate on the Merger Effective Date, you will not receive the "built-in gain" related to your options, and you will not be able to exercise your options after the Merger Effective Date.

         In the event that the merger agreement is validly terminated as set forth therein, the provisions of this memorandum will be null and void and your consent will automatically terminate as of the date and time of such termination.

         Thank you for your prompt attention to this matter and your continuing efforts on behalf of Insignia.

         Please call me at (864) 298-8499 if you have any questions.

                      *               *               *

         In connection with the Merger, Insignia has filed a preliminary proxy statement and will be filing other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

         Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, is set forth in the preliminary proxy statement filed by Insignia with the SEC.

                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933

  GRANT DATE                 EXERCISE PRICE            SHARES SUBJECT TO OPTION


[[GrantDate1]]             [[ExercisePrice1]]                 [[Shares1]]

[[GrantDate2]]             [[ExercisePrice2]]                 [[Shares2]]

[[GrantDate3]]             [[ExercisePrice3]]                 [[Shares3]]

[[GrantDate4]]             [[ExercisePrice4]]                 [[Shares4]]

[[GrantDate5]]             [[ExercisePrice5]]                 [[Shares5]]


















My signature below indicates my agreement to accept a cash payment for each of the options to acquire Insignia common stock that are listed above, to the extent that they remain outstanding on the Merger Effective Date. I agree that the amount of the cash payment, for each share of Insignia common stock subject to such options, shall be equal to the excess, if any, between (1) the total amount that is paid by CBRE for a share of Insignia common stock in the Merger (presently $11.00) minus (2) the exercise price per share of Insignia common stock under each of such options. I understand and agree that in exchange for this cash payment, each of the options to acquire Insignia common stock that are listed above will be immediately cancelled and I will not be entitled to any additional or other benefits with respect to such options other than those described in the immediately preceding sentence.

I agree to accept the cash payment described above for each of the options to acquire Insignia common stock that are listed above in accordance with these terms:


--------------------                                 ---------------------------
Date                                                          [[Name]]



                                                                               3